UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2022

AURORA TECHNOLOGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-[__]	98-1624542
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4 Embarcadero Center, Suite 1449

San Francisco, California

(Address of Principal Executive Offices) (Zip Code)

(650) 550-0458

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, par value, $0.0001 per share, one Redeemable Warrant to acquire one-half of one Class A Ordinary Share, and one Right to acquire one-tenth of one Class A Ordinary Share	ATAKU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of Units	ATAK	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of Units	ATAKW	The Nasdaq Stock Market LLC
Rights included as part of the Units	ATAKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 7, 2022, the Registration Statement on Form S-1 (SEC File No. 333-261753) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of units of Aurora Technology Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On February 7, 2022, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated memorandum and articles of association with the Cayman Islands Registrar of Companies on January 28, 2022. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated February 7, 2022 as filed with the SEC on February 7, 2022. This Current Report on Form 8-K is being filed to file such executed agreements and amended and restated certificate of incorporation.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 8.01. Other Events.

On February 7, 2022, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

1.1	Underwriting Agreement dated February 7, 2022 between the Company and Maxim Group LLC, as representatives of the underwriters.

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement dated February 7, 2022 between Continental Stock Transfer & Trust Company and the Company.

4.2	Rights Agreement dated February 7, 2022 between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement dated February 7, 2022 by and among the Company, ATAC Sponsor LLC, and the Company’s initial shareholders, officers and directors.

10.2	Investment Management Trust Agreement dated February 7, 2022 between Continental Stock Transfer & Trust Company and the Company.

10.3	Registration Rights Agreement dated February 7, 2022 between the Company and certain security holders.

10.4	Private Placement Warrants Purchase Agreement dated February 7, 2022 between the Company and ATAC Sponsor LLC.

10.5	Form of Director Indemnity Agreement.

10.6	Administrative Services Agreement dated August 7, 2021 between the Company and ATAC Sponsor LLC.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2022

AURORA TECHNOLOGY ACQUISITION CORP.

By:	/s/ Zachary Wang
Name:	Zachary Wang
Title:	Chief Executive Officer